Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 8 to Registration Statement No. 333-48929 of Merrill Lynch Global Technology Fund, Inc. (the “Fund”) on Form N-1A of our report dated May 14, 2004, appearing in the March 31, 2004 Annual Report of the Fund, in the Statement of Additional Information which is part of this Registration Statement. We also consent to the reference to us under the caption “Financial Highlights” in the Prospectus, which is also part of this Registration Statement.

/s/ Deloitte & Touche, LLP

Princeton, New Jersey
July 20, 2004